Industry-Leading Commercial Vehicle Products
Fourth Quarter and Fiscal Year 2013
Earnings Call

accuridecorp.com

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

➢Opening Comments	Rick Dauch
• 2013 Overview	*President & CEO*
• Industry Conditions	
• 2014 Focus	
➢Financial Information	Greg Risch
• Fourth Quarter & FY 2013 Results	*SVP & CFO*
• 2014 Outlook	
➢Summary	Rick Dauch
➢Q&A	Rick Dauch Greg Risch

2013 Overview



Achievements

- **2013 Performance:**
  - Continued margin improvement despite lower volumes
  - Reduced breakeven points on all three business units
  - Reduced SG&A costs
  - Significantly improved quality/warranty, delivery and lead-times
- **Improved Liquidity:**
  - Tight working capital management
  - $100M ABL renewed with favorable terms
  - Sale of Imperial Group business unit
- **Gunite Business Stabilized & Fixed:**
  - Achieving positive operating income & approaching world-class operating metrics
- **Launch of Steel Armor Coating Technology and Silver Lightweight Brake Drum**

Challenges

- **Operating at or near breakeven levels:**
  - Weak industry volumes (NA Truck, global construction) impacting all business units
  - Abnormal operating costs: Hub consolidation/launch issues (1H13), Distribution relocation (2H13)
  - Major pull back in the global mining and industrial markets hurt Brillion revenues

Industry Indicators are MIXED

Commercial Vehicle Demand (Wheels and Gunite)



ISM Manufacturing Index



75
70
65
60
55
50
45
40
35
30
25

Fleet Utilization



Utilization Rate, Total Fleet (% in Use)
100%
95%
90%
85%
80%
75%
70%
65%
History
Forecast
2009
2010
2011
2012
2013
2014
2015

Fleet Age



Construction and Mining Machinery Demand (Brillion)

CAT Worldwide Retail Machine Sales



80%
60%
40%
20%
0%
-20%
-40%
-60%
Jan-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12

Housing Starts



2.5
2.0
1.5
1.0
0.5
0.0
History
Forecast
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

NA Machinery Demand



600,000
500,000
400,000
300,000
200,000
100,000
0
2011
2012
2013
2014
2015
2016
2017
Forestry
Agricultural
Earthmoving
Material Handling

Strong commercial vehicle industry improvements are offset by Brillion's end markets

Class 8 Build Projections



80,000
75,000
70,000
65,000
60,000
55,000
50,000
Bar Base
Delta
FTR
ACT
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

2012 Full Year	
FTR	273,036
ACT	277,490

2013 Full Year	
FTR	242,936
ACT	245,496

2014 Full Year	
FTR	268,000
ACT	275,207

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
FTR	73,306	77,720	63,895	58,115	52,784	66,273	63,373	60,506	60,500	66,800	68,200	72,500
ACT	77,701	78,268	64,901	57,850	54,737	67,064	63,432	60,263	65,425	68,827	69,927	71,027

1Q13 was the trough of the cycle – moving in right direction

2014 Focus

1. **Complete the "FIX" portion of our plan:**
   - Wheels: Complete launch of new steel wheel coating systems in 1Q14
   - Gunite: Reduce distribution center costs; Complete CBA negotiations
   - Brillion: Lower operating costs (Implement CBA; Lean systems; select CAPEX)
   - Selectively reduce SG&A and plant overhead costs
   - Implement new ERP and scheduling systems at CORE assets in 2014-15; Launch complete in Henderson, KY
2. **Enhance Liquidity:**
   - Continued focus on working capital management
   - Normalize CAPEX in 2014
   - Sold Elkhart property (net proceeds $1.1 million)
3. **Focus on the "GROW" portion of our plan:**
   - NA Wheels: Industry recovery, fill wheel capacity with focus on gains at fleets & Truck/Trailer OEMs
   - Gunite: Focus on aftermarket and fleets; Develop and sell new product offerings
   - Brillion: Fill idle capacity; Potentially develop partnership to offer integrated product offering to customer
   - Opportunistically grow wheels globally

Our efforts will increasingly focus on the "Grow" portion of our "Fix & Grow" plan!

Steel Armor Product Launch



Acrylic E-Coat	Previous Accuride Powder Coat	Competitive Powder Coat	Steel Armor™




G111610-#17
1200 hr Salt Spray
1200
2000
#17


#10



336 to 500 hrs.
- Blister Rating 6-7
- Marginal edge corrosion protection

1,200 to 1,800 hrs.
- Blister Rating 7-8
- Improved edge corrosion protection
- Moderate scribe creep

1,200 to 1,800 hrs.
- Blister Rating 7-8
- Improved edge corrosion protection
- Moderate scribe creep

2,500 to 3,000 hrs.
- Blister Rating 9-10
- Superior edge corrosion protection
- Minimal scribe creep

Steel Armor™ sets new industry benchmark!

4th Quarter & FY 2013 Results

4th Quarter Results

QTD Period Ending December 31st $ Millions	2011 Actual	2012 Actual	2013 Actual
Net Sales	$204.2	$148.6	$144.7
YOY Growth	--	*(27.2%)*	*(2.6%)*
Operating Income (Loss)	9.6	(149.0)	(1.7)
Percent to Sales	*4.7%*	*(100.3%)*	*(1.2%)*
Net Interest Income (Expense)	(8.5)	(8.6)	(8.5)
Other Income (Expense)	0.4	(1.4)	(0.6)
Profit (Loss) Before Tax From Cont Ops	$1.5	$(159.0)	$(10.7)
Tax (Provision) Benefit	2.7	4.5	12.6
Net Income (Loss) From Cont Ops	$4.1	$(154.5)	$1.9
Discontinued Operations, Net of Tax	(0.0)	(2.0)	(0.3)
Net Income (Loss)	$4.1	$(156.5)	$1.6
EPS Basic	*0.09*	*(3.30)*	*0.03*
EPS Fully Diluted	*0.09*	*(3.30)*	*0.03*
Adjusted EBITDA	$23.7	$6.3	$9.8
Percent to Sales	*11.6%*	*4.2%*	*6.8%*

FY 2013 Results

Fiscal Year Ending December 31st	***2011 Actual***	***2012 Actual***	***2013 Actual***
$ Millions			
Net Sales	$804.5	$794.6	$642.9
YOY Growth	--	*(1.2%)*	*(19.1%)*
Operating Income (Loss)	20.7	(139.2)	(1.2)
Percent to Sales	*2.6%*	*(17.5%)*	*(0.2%)*
Net Interest Income (Expense)	(34.1)	(34.9)	$(35.0)
Other Income (Expense)	3.6	(0.9)	(0.3)
Profit (Loss) Before Tax From Cont Ops	$(9.7)	$(175.0)	$(36.6)
Tax (Provision) Benefit	(7.8)	1.7	10.2
Net Income (Loss) From Cont Ops	$(17.5)	$(173.4)	$(26.3)
Discontinued Operations, Net of Tax	0.5	(4.6)	(12.0)
Net Income (Loss)	$(17.0)	$(178.0)	$(38.3)
EPS Basic	*(0.36)*	*(3.76)*	*(0.81)*
EPS Fully Diluted	*(0.36)*	*(3.76)*	*(0.81)*
Adjusted EBITDA	$75.6	$65.9	$47.0
Percent to Sales	*9.4%*	*8.3%*	*7.3%*

Consolidated Results



Q4 Consolidated Revenue (1)



$250.0
$200.0
$150.0
$100.0
$50.0
$-
$204.2
$148.6
$144.7
2011
2012
2013

Q4 Consolidated Adjusted EBITDA (1)



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$23.7
$6.3
$9.8
2011
2012
2013

Consolidated Revenue Breakout

(2013 Full Year)

Business Segment



Brillion 17%
Gunite 26%
Wheels 57%

Customer



Paccar 7%
Navistar 14%
Daimler 14%
Volvo/Ma 9%
Other 56%

Market Segment



Other 22%
Class 5-8 30%
Military 2%
Trailer 9%
A/M 37%

(1) From continuing operations

Wheels & Gunite Segments



Q4 Wheels Revenue
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$106.2
$86.2
$84.0
2011
2012
2013



Q4 Wheels Adjusted EBITDA
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$29.8
$16.1
$14.7
2011
2012
2013



Q4 Gunite Revenue
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$61.4
$36.5
$37.6
2011
2012
2013



Q4 Gunite Adjusted EBITDA
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$(4.0)
$(5.0)
$1.2
$(4.2)
$2.7
2011
2012
2013

Brillion Segment


Q4 Brillion Revenue
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$36.7
$25.8
$23.1
2011
2012
2013


Q4 Brillion Adjusted EBITDA
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.9
$3.2
$(0.5)
2011
2012
2013

Trade Working Capital

Q4 2012 Working Capital Breakout [1]



$59.2
$56.9
$61.2
Trade A/R $
Net inventory $
Trade A/P $

Q4 2013 Working Capital Breakout



$47.5
$51.4
$39.3
Trade A/R $
Net inventory $
Trade A/P $

Historical Working Capital Requirements [1]



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
$58.0
$43.2
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413
Trade W/C
Trade W/C% to Sales

1. Includes discontinued operations

Free Cash Flow

QTD Period Ending December 31st *$ Millions*	*2012 Actual*	*2013 Actual*
Adjusted EBITDA	$5.1	$11.8
Cash Interest Paid	(0.7)	(0.5)
Cash Taxes Paid	0.2	(0.3)
Excess Pension Contributions	0.1	(2.1)
Change in Trade W/C	29.3	15.7
Transaction Fees	(2.1)	-
Other	(10.4)	(4.6)
Cash from Operations	$21.5	$20.0
Capital Expenditures	(15.0)	(6.6)
Free Cash Flow	$6.5	$13.4

Net Debt & Liquidity

$ Millions	Q42012 Actual	Q12013 Actual	Q22013 Actual	Q32013 Actual	Q42013 Actual
Senior Secured Notes	$304.1	$304.4	$304.7	$304.9	$305.2
ABL Facility	20.0	45.0	45.0	35.0	25.0
Gross Debt	$324.1	$349.4	$349.7	$339.9	$330.2
Less Cash	26.8	31.5	32.9	28.0	33.4
Net Debt	$297.4	$317.9	$316.8	$311.9	$296.8
Debt to LTM Adjusted EBITDA	*4.5*	*6.1*	*7.1*	*7.2*	*6.3*
Available Liquidity	$64.0	$64.5	$74.1	$62.4	$63.6

2014 Outlook

2014 Full Year Guidance

Class 8	260K	to	275K
Class 5-7	205K	to	215K
Trailer	235K	to	245K
Brillion Revenue Growth	0.0%	to	2.5%
Net Sales	$650	to	$685
Adjusted EBITDA	$60	to	$70
CAPEX		$22	
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding		$16	
Free Cash Flow			
Cash from Ops minus Capex	$0	to	($5)
Proceeds from Divestitures/Other		$1.1	

Summary

1. Wheels & Gunite are well poised to regain share and handle the industry recovery

2. ERP launch successfully underway and on-budget

3. Brillion market recovery expected in 2015

4. Expand New product technology initiatives

5. STRONG focus on growth opportunities

PROFITABLY GROW the business

Questions

Appendix

Segment Revenue

Net Sales:

$ Millions	Q4 2012	Q4 2013	Q4 YOY Growth	YTD 2012	YTD 2013	YTD YOY Growth
Wheels	$86.2	$84.0	(2.6%)	$414.3	$364.6	(12.0%)
Gunite	36.5	37.6	3.0%	222.0	169.0	(23.9%)
Brillion Iron Works	25.8	23.1	(10.7%)	158.3	109.3	(31.0%)
Corporate / Other	-	-	--	-	-	--
Continuing Operations	148.6	144.7	(2.6%)	794.6	642.9	(19.1%)
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	-	-	--	-	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	27.7	-	--	135.1	71.0	--
Discontinued Operations	27.7	-	--	135.1	71.0	--
Consolidated Total	176.3	144.7	(17.9%)	929.8	713.8	(23.2%)

Segment Operating Income

Operating Income:	Q4			YTD		
$ Millions	2012	2013	YOY Growth	2012	2013	YOY Growth
Wheels	$1.1	$5.4	402.4%	$44.9	$30.9	(31.3%)
Gunite	(139.8)	1.2	(100.9%)	(151.9)	2.6	(101.7%)
Brillion Iron Works	(1.3)	(1.7)	29.5%	12.0	1.0	(91.4%)
Corporate / Other	(8.9)	(6.6)	--	(44.1)	(35.7)	--
Continuing Operations	(149.0)	(1.7)	(98.9%)	(139.2)	(1.2)	(99.1%)
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	-	(0.1)	--	-	(0.1)	--
Bostrom Seating	-	-	--	-	-	--
Imperial	(1.4)	(0.2)	--	(4.1)	(1.8)	--
Discontinued Operations	(1.4)	(0.2)	--	(4.1)	(1.9)	--
Consolidated Total	(150.4)	(1.9)	(98.8%)	(143.2)	(3.1)	(97.8%)

Segment Adjusted EBITDA

Adjusted EBITDA:	Q4			YTD		
$ Millions	2012	2013	YOY Growth	2012	2013	YOY Growth
Wheels	$16.1	$14.7	(8.7%)	$89.7	$68.5	(23.6%)
Gunite	(4.2)	2.7	(165.9%)	(4.2)	8.2	(293.8%)
Brillion Iron Works	3.2	(0.5)	(117.1%)	20.2	5.9	(70.9%)
Corporate / Other	(8.9)	(7.1)	--	(39.8)	(35.6)	--
Continuing Operations	6.3	9.8	56.9%	65.9	47.0	(28.6%)
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	-	(0.1)	--	-	(0.1)	--
Bostrom Seating	-	-	--	-	-	--
Imperial	(1.2)	(0.2)	--	(3.1)	(0.9)	--
Discontinued Operations	(1.2)	(0.2)	--	(3.1)	(1.0)	--
Consolidated Total	5.1	9.6	88.3%	62.8	46.0	(26.7%)

Sales & Adjusted EBITDA



400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413

Net Income to EBITDA Reconciliation

QTD Period Ending December 31st $ Millions	2012 Actual	2013 Actual
Net Income	$(156.5)	$1.6
Income Tax Provision (Benefit)	(4.5)	(12.6)
Net Interest Expense (Income)	8.6	8.5
Depreciation	51.9	8.8
Amortization	102.4	2.0
EBITDA	$2.0	$8.2
Restructuring, Severance, Other	0.4	0.3
Other Items	2.7	1.1
Adjusted EBITDA	$5.1	$9.6

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

As of December 31st

$ Millions	***2011 Actual***	***2012 Actual***	***2013 Actual***
Accounts Receivable	$90.0	$56.9	$51.4
Days Sales Outstanding	*36.6*	*35.2*	*34.8*
Inventory	72.8	61.2	39.3
Days Inventory Outstanding	*28.4*	*32.8*	*29.1*
Accounts Payable	80.3	59.2	47.5
Days Payables Outstanding	*30.5*	*30.5*	*32.6*
Net Trade W/C	$82.6	$58.9	$43.2
Cash Conversion Cycle Days	*34.5*	*37.5*	*31.3*
Percent to Annualized Sales	*8.5%*	*8.4%*	*7.5%*
Change from Prior Quarter	$21.5	$29.3	$14.9
Source (Use) of Cash			